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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07678

American Municipal Income Portfolio Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi    800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:       January 31

Date of reporting period:    January 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

First American

American Municipal Income Portfolio

XAA

January 31, 2005

Annual Report

AMERICAN MUNICIPAL INCOME PORTFOLIO

Table of Contents

2	Fund Overview

8	Financial Statements

11	Notes to Financial Statements

22	Schedule of Investments

33	Report of Independent Registered Public Accounting Firm

34	Federal Income Tax Information

35	Notice to Shareholders

Primary Investments

American Municipal Income Portfolio (the fund)  invests primarily in a wide range of municipal securities that, at the time of purchase, are rated investment-grade or are unrated and deemed to be of comparable quality by U.S. Bancorp Asset Management, Inc. The fund may invest up to 5% of its assets in municipal securities that, at the time of purchase, are rated lower than investment-grade or are unrated and deemed to be of comparable quality by U.S. Bancorp Asset Management. The fund’s investments may include municipal-derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions.

Fund Objective

The fund is a diversified, closed-end management investment company. The investment objective is to provide high current income exempt from regular federal income tax, consistent with preservation of capital. The fund’s income may be subject to state or local tax and the federal alternative minimum tax. Distributions of capital gains will be taxable to shareholders. Investors should consult their tax advisors. As with other investment companies, there can be no assurance the fund will achieve its objective.

NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

Average Annualized Total Returns

Based on Net Asset Value (NAV) for the period ended January 31, 2005

The average annualized total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annualized total returns based on the change in market price for the one-year, five-year, and ten-year periods ended January 31, 2005, were 6.83%, 11.76%, and 9.12%, respectively.  •  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

• The Lipper General Municipal Bond Funds: Leveraged Average represents the average annual total return, with distributions reinvested, of leveraged perpetual national closed-end municipal funds as characterized by Lipper Inc. The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The index is unmanaged and does not include any fees or expenses in its total return figures.

Fund OVERVIEW

Fund Management

Doug White, CFA is primarily responsible for the management of the fund. He has 22 years of financial experience.

Catherine Stienstra assists with the management of the fund. She has 17 years of financial experience.

American Municipal Income Portfolio earned a total return of 6.84%, based on its NAV for the fiscal year ended January 31, 2005. The fund’s market price return was 6.83% during the same period. The fund’s competitive group, the Lipper General Municipal Bond Funds: Leveraged Average, produced an average return of 7.64% during the same period. The Lehman Brothers Municipal Long Bond Index, the benchmark comparison for the fund, which reflects no fees or expenses, returned 7.30%.

The U.S. economy exhibited solid growth throughout the fiscal year, with the Gross Domestic Product expanding by 3.7%. Corporate earnings turned in a strong showing, climbing some 20%. The real surprise was in the bond market, where the Lehman Aggregate was up nearly 4.5% and high-yield bonds actually outperformed equities, returning in excess of 10% based on the Lehman High Yield Index. Despite the moderating pace of growth in the final three quarters of calendar year 2004, employment gains continued to be solid, with an average monthly gain of slightly more than 180,000 jobs during the final three quarters of 2004.

Portfolio Composition

As a percentage of total assets on January 31, 2005

Inflation data remained favorable as 2004 came to a close, which will allow the Federal Reserve Board (Fed) to continue its policy of measured rate hikes.

Some concerns about the economy persisted during the fiscal year, despite the Fed’s rate tightening. As a result, interest rates on municipal bonds once again displayed considerable volatility throughout the year. Long-term municipal bond rates, as measured by the Bond Buyer Long Bond Index, fell to 4.47% at the end of the 12-month period, compared to 4.73% at the beginning of the fiscal year – a downward trend that was temporarily disrupted by rates jumping to more than 5.60% in the spring of 2004. The Fed undertook a series of measured rate hikes during the year, increasing the Fed Funds rate to 2.25% by the end of the fiscal year, up from 1.00% at the start of the year. With inflation held in check at the end of the year, the Fed is likely to continue normalizing rates in a measured fashion.

Geographical Distribution

As a percentage of total assets on January 31, 2005

Continuing the strategy initiated last year, the fund emphasized reduced duration as a safeguard in a potentially volatile interest-rate environment. As interest rates began to rise in the summer of 2003, the portfolio’s duration was shortened to provide some protection from unfavorable interest-rate trends. The fund reduced duration further and maintained a defensive position in 2004, but the unexpected bond market rally beginning in the summer had an overall negative impact, causing the fund to underperform against the benchmark for the year. On the positive side, the fund continued to acquire more yield-oriented positions as yield spreads remained at historically attractive levels, most prominently in the healthcare area. We used proceeds from maturities and sales of higher-quality securities to fund these purchases, which were generally of lower credit quality. As a result, the overall credit quality of securities in the fund’s portfolio fell in the course of the year – a risk that we believe is justified by the yields we obtained.

The fund maintained its common stock dividend through the year.  The fund’s monthly common stock dividend remained at 7.8 cents per share. Because of the fund’s reduced duration and increased leverage costs resulting from rising short-term interest rates, income declined. As such, we utilized some of the dividend reserve. As of January 31, 2005, the dividend reserve stood at 20.2 cents per share, down from 25.4 cents per share at the start of the fiscal year. Please keep in mind that even with the fund’s dividend reserve strategy, the dividend is subject to change. You should also remember that if the fund’s dividend reserve is decreased in order to maintain the dividend, the fund’s NAV will also decrease.

Credit Quality Breakdown

As a percentage of total assets on January 31, 2005; ratings are the higher of Standard & Poor’s or Moody’s Investors Service

AAA/Aaa	47%
AA/Aa	9%
A	16%
BBB/Baa	14%
Nonrated	14%
100%

The growing economy created a more challenging environment than bond investors have experienced in recent years. Bond rates moved lower for the first half of the year, continuing a trend that boosted performance in recent years. However, investor anticipation of continued U.S. economic recovery led to a spike in bond interest rates in the early summer of 2004. The change in the interest-rate environment brought with it a leveling off in the supply of new municipal bond issues. For the fiscal year, national new issue volume decreased by 7%. While municipal bond yields looked very attractive compared to those of taxable Treasury securities in early 2004, the playing field leveled off as the year progressed. Rates on Treasury bonds rose to a level that made municipal bonds a bit less attractive to buyers.

We continue to emphasize a broad mix of securities, both across the quality spectrum as well as from a regional perspective. As indicated by the chart on page 2, the fund held bonds in a variety of municipal sectors as of the end of the fiscal year. Due primarily to the 2001 recession, economic difficulties have put a number of state and local governments in a financial bind, but at the time of this writing there are clear signs that these binds may be easing. The fund significantly increased its commitment to California during the year. As a result of rating agency downgrades, the yield spread between California bonds and generic municipals had become historically wide and presented an opportunity. Changes in other state concentrations were determined mainly by the availability of attractive higher-yielding securities and less so by their geographical location. As indicated by the map on page 3, states that represented the five largest positions in the fund as of the end of the fiscal year were, in order, Texas, Illinois, California, Colorado, and Michigan.

Through a somewhat volatile interest-rate environment and challenging fiscal issues facing states and municipalities, the fund continues to maintain a stable dividend. The U.S. economy has been growing at a steady rate throughout the year, with the pace of growth likely to moderate in 2005. It is very likely that a measured approach to rate hikes will be maintained and that the improvements in the economy should gradually work in favor of state and local governments. While financial challenges still remain for state tax receipts, in 2004 the majority of the states managed to increase revenues even beyond their projections, thereby improving their creditworthiness. We once again wish to express our appreciation for your ongoing investment in the fund.

Sincerely,

/s/ Mark Jordahl
Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.

/s/ Doug White
Doug White, CFA
Head of Tax Exempt Fixed Income
U.S. Bancorp Asset Management, Inc.

/s/ Catherine M. Stienstra
Catherine M. Stienstra
Senior Fixed-Income Portfolio Manager
U.S. Bancorp Asset Management, Inc.

Preferred Shares

The preferred shares issued by the fund pay dividends at a specified rate and have preference over common shares in the payments of dividends and the liquidation of assets. Rates paid on preferred shares are reset every seven days and are based on short-term tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (preferred shares are rated AAA by Moody’s and S&P) and high liquidity (preferred shares trade at par and are remarketed every seven days). The proceeds from the sale of preferred shares are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred shares, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred shares is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred shares outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred shares results in the leveraging of common shares, which increases the volatility of both the NAV of the fund and the market value of common shares.

Financial STATEMENTS

Statement of Assets and Liabilities January 31, 2005

Assets:
Investments in unaffiliated securities, at market value* (note 2)	$124,596,694
Investment in affiliated money market fund, at market value** (note 5)	9,142,934
Receivable for accrued interest	1,557,797
Other assets	11,095
Total assets	135,308,520
Liabilities:
Payable for preferred share distributions (note 3)	10,905
Payable for investment securities purchased	983,360
Payable for investment management fees (note 5)	39,731
Payable for remarketing agent fees (note 5)	24,653
Payable for administrative fees (note 5)	22,597
Payable for other expenses	87,858
Total liabilities	1,169,104
Preferred shares, at liquidation value	43,500,000
Net assets applicable to outstanding common shares	$90,639,416
Net assets applicable to outstanding common shares consist of:
Common shares and additional paid-in capital	$80,009,100
Undistributed net investment income	1,162,785
Accumulated net realized loss on investments	(127,120)
Unrealized appreciation of investments	9,594,651
Net assets applicable to outstanding common shares	$90,639,416
*Investments in unaffiliated securities, at cost	$115,002,043
**Investment in affiliated money market fund, at cost	$9,142,934
Net asset value and market price of common shares:
Net assets applicable to outstanding common shares	$90,639,416
Common shares outstanding (authorized 200 million shares of $0.01 par value)	5,756,267
Net asset value per share	$15.75
Market price per share	$14.92
Liquidation preference of preferred shares (note 3):
Preferred shares outstanding (authorized one million shares)	1,740
Liquidation preference per share	$25,000

See accompanying Notes to Financial Statements.

2005 Annual Report

American Municipal Income Portfolio

Statement of Operations For the Year Ended January 31, 2005

Investment income:
Interest from unaffiliated securities	$6,623,629
Dividends from affiliated money market fund	78,768
Total investment income	6,702,397
Expenses (note 5):
Investment management fees	463,371
Administrative fees	264,794
Remarketing agent fees	108,375
Custodian fees	19,828
Transfer agent fees	50,636
Registration fees	25,000
Reports to shareholders	46,302
Directors' fees	7,746
Audit and legal fees	73,929
Other expenses	35,286
Total expenses	1,095,267
Net investment income	5,607,130
Net realized and unrealized gains on investments:
Net realized gain on investments (note 4)	434,640
Net change in unrealized appreciation or depreciation of investments	357,679
Net gain on investments	792,319
Distributions to preferred shareholders (note 2):
From net investment income	(515,848)
Net increase in net assets applicable to common shares resulting from operations	$5,883,601

See accompanying Notes to Financial Statements.

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American Municipal Income Portfolio

Financial STATEMENTS continued

Statements of Changes in Net Assets

	Year Ended 1/31/05	Year Ended 1/31/04
Operations:
Net investment income	$5,607,130	$5,876,556
Net realized gain on investments	434,640	955,092
Net change in unrealized appreciation or depreciation of investments	357,679	2,018,611
Distributions to preferred shareholders (note 2):
From net investment income	(515,848)	(419,577)
Net increase in net assets applicable to common shares resulting from operations	5,883,601	8,430,682
Distributions to common shareholders (note 2):
From net investment income	(5,387,866)	(5,387,866)
Total increase in net assets applicable to common shares	495,735	3,042,816
Net assets applicable to common shares at beginning of period	90,143,681	87,100,865
Net assets applicable to common shares at end of period	$90,639,416	$90,143,681
Undistributed net investment income	$1,162,785	$1,460,037

See accompanying Notes to Financial Statements.

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American Municipal Income Portfolio

Notes to Financial STATEMENTS

(1) Organization	American Municipal Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests in a diverse range of municipal securities that, at the time of purchase, are rated investment grade or are unrated and deemed to be of comparable quality by the U.S. Bancorp Asset Management, Inc. (USBAM). The fund may invest up to 5% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment grade or are unrated and deemed to be of comparable quality by USBAM. The fund will not invest in municipal securities that, at the time of purchase, are rated lower than B or are unrated and deemed to be of comparable quality by USBAM. Municipal securities in which the fund invests may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities. The fund's investments also may include futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Although the fund is authorized to invest in the financial instruments mentioned in the preceding sentence, and may do so in the future, the fund did not make any such investments during the fiscal year ended January 31, 2005. Fund shares are listed on the New York Stock Exchange under the symbol XAA.

(2) Summary of Significant Accounting Policies	Security Valuations

Security valuations for the fund's investments are furnished by one or more independent pricing services that have been approved by the fund's board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each

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American Municipal Income Portfolio

Notes to Financial STATEMENTS continued

business day. For securities traded on the Nasdaq national market system, the fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade is within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund's board of directors. Some of the factors which may be considered by the board of directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the security is purchased or

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American Municipal Income Portfolio

sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. As of January 31, 2005, the fund had no fair-valued securities. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Security valuations are performed once a week and at the end of each month.

Security Transactions and Investment Income

The fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of premiums, is recorded on the accrual basis. Security gains and losses are determined on a basis of identified cost, which is the same basis used for federal income tax purposes.

Inverse Floaters

As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate (inverse floaters). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the fund invests in inverse floaters, the net asset value of the fund's

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American Municipal Income Portfolio

Notes to Financial STATEMENTS continued

shares may be more volatile than if the fund did not invest in such securities. As of January 31, 2005, the fund had no outstanding investments in inverse floaters.

Futures Transactions

To gain exposure to or protect itself from changes in the market, the fund may buy and sell interest rate futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the fund is required to deposit, in segregated accounts with its custodian, either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. As of January 31, 2005, the fund had no outstanding futures contracts.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued

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American Municipal Income Portfolio

or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of January 31, 2005, the fund had $983,360 outstanding of when-issued or forward-commitment securities.

Federal Taxes

The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

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American Municipal Income Portfolio

Notes to Financial STATEMENTS continued

The tax character of common and preferred share distributions paid during the fiscal years ended January 31, 2005 and 2004 was as follows:

	1/31/05	1/31/04
Distributions paid from:
Tax exempt income	$5,809,265	$5,745,748
Ordinary income	86,786	60,896
	$5,896,051	$5,806,644

At January 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax exempt income	$1,097,242
Accumulated capital losses	(127,120)
Unrealized appreciation	9,660,194
Accumulated earnings	$10,630,316
Due to permanent book-to-tax differences, the following reclassification adjustments have been made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Loss
($668)	$668

Distributions to Shareholders

Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund's dividend reinvestment plan, reinvested in additional common shares of the fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

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American Municipal Income Portfolio

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. All agreements provide that the daily market value of the collateral be in excess of the repurchase amount.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) Remarketed Preferred Shares	As of January 31, 2005, the fund had 1,740 remarketed preferred shares (870 shares in class "T" and 870 shares in class "TH") (RP®) with a liquidation preference of $25,000 per share. The dividend rate on the RP® is adjusted every seven days (on Tuesdays for class "T" and on Thursdays for class "TH"), as determined by the remarketing agent. On January 31, 2005, the dividend rates were 1.85% and 1.80% for class "T" and "TH", respectively.

RP® is a registered trademark of Merrill Lynch & Company ("Merrill Lynch").

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American Municipal Income Portfolio

Notes to Financial STATEMENTS continued

(4) Investment Security Transactions		Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the fiscal year ended January 31, 2005, aggregated $45,435,177 and $49,677,450, respectively.

(5	) Expenses	Investment Management and Administrative Fees

Pursuant to an investment advisory agreement (the Agreement), USBAM, a subsidiary of U.S. Bank National Association (U.S. Bank), manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides USBAM with a monthly investment management fee in an amount equal to an annualized rate of 0.35% of the fund's average weekly net assets including preferred shares. For its fee, USBAM provides investment advice and, in general, conducts the management and investment activities of the fund.

Pursuant to a co-administration agreement (the Co-Administration Agreement), USBAM serves as co-administrator for the fund (U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp is also co-administrator but currently has no functional responsibilities related to the fund) and provides administrative services, including legal and shareholder services, to the fund. Under this agreement, USBAM receives a monthly administrative fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets including preferred shares. For its fee, USBAM provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services. Separate from the Co-Administration Agreement, USBAM (from its own resources) has retained SEI Investments, Inc. as a

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American Municipal Income Portfolio

sub-administrator to perform, among other services, net asset value calculations.

The fund may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to both the fund and the related money market funds, USBAM will reimburse the fund an amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the fund. For financial statement purposes, this reimbursement is recorded as investment income.

Remarketing Agent Fees

The fund has entered into a remarketing agreement with Merrill Lynch (the Remarketing Agent). The remarketing agreement provides the Remarketing Agent with a monthly fee in an amount equal to an annual rate of 0.25% of the fund's average amount of RP® outstanding. For its fee, the Remarketing Agent will remarket shares of RP® tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

Custodian Fees

U.S. Bank serves as the fund's custodian pursuant to a custodian agreement with the fund. The fee for the fund is equal to an annual rate of 0.015% of average weekly net assets including preferred shares. These fees are computed weekly and paid monthly.

2005 Annual Report

American Municipal Income Portfolio

Notes to Financial STATEMENTS continued

Other Fees and Expenses

In addition to the investment management, administrative, remarketing agent, and custodian fees, the fund is responsible for paying most other operating expenses including: outside directors' fees and expenses, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing, and accounting services, insurance, interest, taxes, and other miscellaneous expenses.

(6) Capital Loss Carryover	For federal income tax purposes, the fund had a capital loss carryover at January 31, 2005, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-end as indicated below.

Capital Loss Carryover	Expiration
$127,120	2009

(7) Indemnifications  The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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American Municipal Income Portfolio

(8) Financial Highlights	Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

	Year Ended January 31,
	2005	2004	2003	2002	2001
Per-Share Data
Net asset value, common shares, beginning of period	$15.66	$15.13	$14.67	$14.50	$13.17
Operations:
Net investment income	0.97	1.02	1.07	1.04	1.15
Net realized and unrealized gains on investments	0.15	0.52	0.40	0.12	1.27
Distribution to preferred shareholders:
From net investment income	(0.09)	(0.07)	(0.10)	(0.18)	(0.30)
Total from operations	1.03	1.47	1.37	0.98	2.12
Distributions to common shareholders:
From net investment income	(0.94)	(0.94)	(0.91)	(0.81)	(0.79)
Net asset value, common shares, end of period	$15.75	$15.66	$15.13	$14.67	$14.50
Market value, common shares, end of period	$14.92	$14.90	$14.60	$14.02	$13.80
Selected Information
Total return, common shares, net asset value (a)	6.84%	9.98%	9.58%	6.92%	16.58%
Total return, common shares, market value (b)	6.83%	8.77%	11.06%	7.77%	25.44%
Net assets applicable to common shares at end of period (in millions)	$91	$90	$87	$84	$83
Ratio of expenses to average weekly net assets applicable to common shares (c)	1.23%	1.18%	1.23%	1.17%	1.23%
Ratio of net investment income to average weekly net assets applicable to common shares (c)	5.73%	6.65%	7.19%	7.11%	8.00%
Portfolio turnover rate	36%	34%	18%	9%	35%
Remarketed preferred shares outstanding, end of period (in millions)	$44	$44	$44	$44	$44
Asset coverage per remarketed preferred share (in thousands) (d)	$77	$77	$75	$74	$73
Liquidation preference and market value per remarketed preferred share (in thousands)	$25	$25	$25	$25	$25

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares, where applicable.

(d)  Represents net assets applicable to common shares plus preferred shares at liquidation value divided by preferred shares outstanding.

2005 Annual Report

American Municipal Income Portfolio

Schedule of INVESTMENTS

American Municipal Income Portfolio  January 31, 2005

Description of Security	Principal Amount	Market Value (a)
(Percentages of each investment category relate to net assets applicable to outstanding common shares)
Municipal Long-Term Securities - 137.5%:
Alabama - 0.8%:
Camden Industrial Development Board, Weyerhaeuser, AMT (Callable 12/1/13 at 100), 6.38%, 12/1/24 (e)	$650,000	$706,127
Arizona - 7.5%:
Douglas Community Housing Revenue, Rancho La Perilla (Callable 1/20/10 at 102), 6.13%, 7/20/41	990,000	1,040,114
Gilbert Industrial Development Authority, S.W. Student Services (Prerefunded 2/1/09 at 102), 5.85%, 2/1/19 (d)	1,300,000	1,464,385
Gilbert Wastewater System and Development Revenue (Callable 10/01/09 @ 100), 4.90%, 4/1/19	1,000,000	1,006,970
Pima County United School District (FGIC), 8.38%, 7/1/13 (b)	2,450,000	3,324,821
		6,836,290
California - 14.1%:
Alameda Corridor Transportation Authority, Zero-Coupon Bond (AMBAC), 5.72%, 10/1/30 (b) (f)	13,375,000	3,653,916
California Statewide Communities Development Authority (Callable 11/1/13 at 100), 5.25%, 11/15/23	2,000,000	2,136,200
Golden State Tobacco Settlement (Callable 6/1/13 at 100), 5.50%, 6/1/33	1,500,000	1,609,650
State General Obligation (Callable 2/1/13 at 100), 5.00%, 2/1/21	1,500,000	1,596,555
State General Obligation (Callable 2/1/14 at 100), 5.00%, 2/1/33	1,000,000	1,028,470
State Public Works, Department of Mental Health (Callable 6/1/14 at 100), 5.50%, 6/1/19	2,000,000	2,246,560
See accompanying Notes to Schedule of Investments.

2005 Annual Report

American Municipal Income Portfolio

American Municipal Income Portfolio
(Continued)

Description of Security	Principal Amount	Market Value (a)
Vernon California Electrical System, Malburg Generating System (Prerefunded 4/1/08 at 100), 5.50%, 4/1/23 (d)	$500,000	$545,695
		12,817,046
Colorado - 12.1%:
Educational and Cultural Facilities Authority, The Classical Academy (Prerefunded 12/1/11 at 100), 7.25%, 12/1/30 (d)	2,000,000	2,479,240
Health Facility Revenue Authority, Vail Valley Medical Center Project (Callable 1/15/15 @ 100), 5.00%, 1/15/20	1,000,000	1,033,240
Northwest Parkway Public Highway Authority, Zero-Coupon Bond (AMBAC) (Callable 6/15/11 at 33.46), 6.29%, 6/15/29 (b) (f)	5,000,000	1,272,600
State Health Facilities Authority, Covenant Retirement Community (Callable 12/1/12 at 101), 6.13%, 12/1/33	1,000,000	1,062,580
State Health Facilities Authority, Evangelical Lutheran (Callable 10/1/12 at 100), 5.90%, 10/1/27	650,000	695,747
State Housing and Financial Authority, Solid Waste Revenue, Waste Management Inc. Project, AMT, 5.70%, 7/1/18 (e)	1,000,000	1,044,370
State Multifamily Housing and Financial Authority (Callable 4/1/12 at 100), 5.70%, 10/1/42	2,750,000	2,868,745
Water Reserve and Power Development Authority, Clean Water Revenue (Callable 9/1/06 @ 101), 5.90%, 9/1/16	135,000	143,266
Water Reserve and Power Development Authority, Clean Water Revenue (Prerefunded 9/1/08 @101), 5.90%, 9/1/16 (d)	365,000	389,053
		10,988,841
See accompanying Notes to Schedule of Investments.

2005 Annual Report

American Municipal Income Portfolio

Schedule of INVESTMENTS continued

American Municipal Income Portfolio
(Continued)

Description of Security	Principal Amount	Market Value (a)
Florida - 1.3%:
Palm Beach County Facilities Authority, Abbey Delray South (Callable 10/1/13 at 100), 5.45%, 10/1/15	$1,100,000	$1,135,409
Georgia - 10.2%:
Municipal Electrical Authority (FGIC) (Escrowed to maturity), 6.50%, 1/1/12 (b) (c)	8,000,000	9,230,080
Illinois - 16.1%:
Chicago Illinois Metro Water Reclamation Dist. (Escrowed to maturity), 5.50%, 12/1/10 (c)	3,000,000	3,394,560
Chicago Illinois O'Hare International Airport Revenue, AMT (Callable 1/1/12 at 100), 5.38%, 1/1/32 (e)	2,500,000	2,616,425
Health Facility Authority, Lutheran General Hospital, 7.00%, 4/1/08	1,000,000	1,068,570
Health Facility Authority, Lutheran General Hospital, 7.00%, 4/1/14	500,000	616,945
Health Facility Authority, Villa St. Benedict (Callable 11/15/13 at 101), 6.90%, 11/15/33	600,000	607,146
Kane County School District (FGIC) (Prerefunded to 2/1/05 at 100), 5.75%, 2/1/15 (b) (d)	1,000,000	1,000,000
Metropolitan Pier and Exposition Authority, McCormick Place, Convertible, Zero-Coupon Bond (MBIA), 5.32%, 6/15/23 (b) (f)	6,115,000	3,727,093
Rockford Multifamily Housing Revenue, Rivers Edge Apts., AMT (Callable 1/20/08 at 102), 5.88%, 1/20/38 (e)	1,000,000	1,027,890
State Health Facilities Authority, Condell Medical Center (Callable 5/15/12 at 100), 5.50%, 5/15/32	500,000	500,135
		14,558,764
See accompanying Notes to Schedule of Investments.

2005 Annual Report

American Municipal Income Portfolio

American Municipal Income Portfolio
(Continued)

Description of Security	Principal Amount	Market Value (a)
Indiana - 4.8%:
Health Facility Authority, Columbus Hospital (FSA), 7.00%, 8/15/15 (b)	$2,670,000	$3,275,209
Indianapolis Indiana Airport Authority, Fed Ex Corp. Project, AMT, 5.10%, 1/15/17 (e)	1,000,000	1,052,810
		4,328,019
Iowa - 4.4%:
Finance Authority, Friendship Haven Project Series A (Callable 11/15/11 @ 100), 6.13%, 11/15/32	800,000	784,216
Hospital Facilities Authority (Callable 2/15/10 at 101), 6.75%, 2/15/15	1,000,000	1,120,150
Sheldon Health Care Facilities, Rev. Rfg. Northwest Iowa Health Center (Callable 3/1/05 at 100), 6.15%, 3/1/16	1,000,000	1,002,830
State Higher Education Loan Authority, Wartburg College (ACA) (Callable 10/1/12 at 100), 5.50%, 10/1/33 (b)	1,000,000	1,055,540
		3,962,736
Massachusetts - 0.6%:
Boston Industrial Development Financing Authority, Crosstown Center Project, AMT (Callable 9/1/12 at 102), 6.50%, 9/1/35 (e)	500,000	507,830
Michigan - 11.2%:
Comstock Park Public Schools (FGIC), 7.88%, 5/1/11 (b)	3,145,000	3,861,808
Hospital Financing Authority, Daughters of Charity (Escrowed to maturity, callable 11/1/05 at 101), 5.25%, 11/1/15 (c)	1,500,000	1,541,430
Kent Hospital Financial Authority, Butterworth Hospital (MBIA), 7.25%, 1/15/13 (b)	4,000,000	4,767,520
		10,170,758
See accompanying Notes to Schedule of Investments.

2005 Annual Report

American Municipal Income Portfolio

Schedule of INVESTMENTS continued

American Municipal Income Portfolio
(Continued)

Description of Security	Principal Amount	Market Value (a)
Minnesota - 4.7%:
Agriculture and Development Board, Fairview Health Care System (Callable 11/15/10 at 101), 6.38%, 11/15/29	$1,000,000	$1,099,640
Glencoe Health Care Facilities, Glencoe Regional Health Services (Callable 4/1/11 at 101), 7.50%, 4/1/31	900,000	969,291
Maplewood Multifamily Revenue, Carefree Cottages II, AMT (FNMA) (Callable 4/15/14 at 100), 4.80%, 4/15/34 (b) (e)	1,000,000	1,026,900
Marshall Health Care Facility, Weiner Medical Center (Callable 11/1/13 at 100), 6.00%, 11/1/28	500,000	547,015
Minneapolis Health Care System, Allina Health System, 6.00%, 11/15/23	565,000	617,443
		4,260,289
Missouri - 0.6%:
Cape Girardeau County Industrial Development Authority, Southeast Hospital Association (Callable 6/1/12 at 100), 5.75%, 6/1/32	500,000	518,275
Nebraska - 0.7%:
Educational Financial Authority Revenue, Midland Lutheran College Series A (Callable 9/15/13 @ 100), 5.60%, 9/15/29	600,000	596,310
New Hampshire - 0.7%:
Health and Education Facility Authority, Speare Memorial Hospital (Callable 7/1/15 @ 100), 5.88%, 7/1/34	600,000	616,098
New Mexico - 3.5%:
Mortgage Finance Authority, 6.88%, 1/1/25	1,270,000	1,304,163
Mortgage Finance Authority, 6.50%, 7/1/25	1,040,000	1,053,593
See accompanying Notes to Schedule of Investments.

2005 Annual Report

American Municipal Income Portfolio

American Municipal Income Portfolio
(Continued)

Description of Security	Principal Amount	Market Value (a)
Mortgage Finance Authority, 6.75%, 7/1/25	$775,000	$786,896
		3,144,652
New York - 3.0%:
New York City, Series B, 5.75%, 8/1/16	1,400,000	1,580,418
New York Water and Sewer System (Crossover refunded to 6/15/10 at 101), 6.00%, 6/15/33 (d)	380,000	438,968
New York Water and Sewer System (Prerefunded to 6/15/10 at 101), 6.00%, 6/15/33 (d)	620,000	718,282
		2,737,668
North Dakota - 2.1%:
Fargo Health Systems, Meritcare (Callable 6/1/10 at 101), 5.63%, 6/1/31	1,750,000	1,934,940
Ohio - 4.8%:
Akron Bath Copley Hospital Revenue, Summa Health Systems (RAAI) (Callable 11/15/14 at 100), 5.25%, 11/15/16 (b)	1,000,000	1,092,740
Lucus County Port Authority, St. Mary Woods Project Series A (Callable 5/15/10 @ 100), 6.00%, 5/15/24	600,000	602,748
Richland County Hospital Facilities, Medcentral Health System (Callable 11/15/10 at 101), 6.38%, 11/15/30	1,000,000	1,078,460
Richland County Hospital Facilities, Medcentral Health System (Callable 11/15/10 at 101), 6.13%, 11/15/16	1,000,000	1,097,750
Toledo - Lucas County Port Authority, Crocker Park Public Improvement Project (Callable 12/1/13 at 102), 5.25%, 12/1/23	500,000	523,105
		4,394,803
See accompanying Notes to Schedule of Investments.

2005 Annual Report

American Municipal Income Portfolio

Schedule of INVESTMENTS continued

American Municipal Income Portfolio
(Continued)

Description of Security	Principal Amount	Market Value (a)
Pennsylvania - 2.9%:
Chartiers Valley Industrial and Commercial Development Authority, Friendship Village South (Callable 8/15/10 at 100), 5.75%, 8/15/20	$1,000,000	$1,012,150
Erie County Industrial Development Authority, Env. Imp. Rfg. International Paper Company Project (AMT) (Callable 11/1/14 @ 100), 5.00%, 11/1/18	650,000	654,693
Montgomery County Industrial Development Authority, Whitemarsh Continuing Care (Callable 2/1/15 @ 100), 6.25%, 2/1/35 (g)	1,000,000	983,360
		2,650,203
Puerto Rico - 1.2%:
Puerto Rico Public Finance Corp. (Callable 2/1/12 at 100), 5.75%, 8/1/27	1,000,000	1,124,750
South Carolina - 0.7%:
State Jobs Economic Development Authority, Hospital Facility, Palmetto Health (Callable 8/1/13 at 100), 6.38%, 8/1/34	375,000	406,489
State Jobs Economic Development Authority, Hospital Facility, Palmetto Health (Callable 8/1/13 at 100), 6.13%, 8/1/23	250,000	269,713
		676,202
South Dakota - 4.1%:
Souix Falls Health Facilities, Dow Rummel Village Project (Callable 11/15/12 at 100), 6.63%, 11/15/23	620,000	631,303
State Economic Development Finance Authority, Pooled Loan Program, Davis Family, AMT (Callable 4/1/14 at 100), 6.00%, 4/1/29 (e)	1,000,000	1,027,560
State Economic Development Finance Authority, Pooled Loan Program, McEleeg S.D., AMT (Callable 4/1/14 at 100), 5.95%, 4/1/24 (e)	2,000,000	2,068,600
		3,727,463
See accompanying Notes to Schedule of Investments.

2005 Annual Report

American Municipal Income Portfolio

American Municipal Income Portfolio
(Continued)

Description of Security	Principal Amount	Market Value (a)
Tennessee - 3.1%:
Johnson City Health and Education Facilities, Mountain States Health (Callable 7/1/12 at 103), 7.50%, 7/1/33	$1,000,000	$1,190,300
Shelby County Health, Education and Housing Facilities, Methodist Healthcare (Escrowed to maturity), 6.50%, 9/1/21 (c)	240,000	290,071
Shelby County Health, Education and Housing Facilities, Methodist Healthcare (Prerefunded 9/01/12 @ 100), 6.50%, 9/1/21 (d)	410,000	495,141
Sullivan County Health, Education and Housing Facilities, Wellmont Health System Project (Callable 9/1/12 at 101), 6.25%, 9/1/32	750,000	808,913
		2,784,425
Texas - 17.3%:
Abilene Health Facility Development Revenue, Sears Methodist Retirement (Callable 5/15/09 at 101), 6.00%, 11/15/29	500,000	471,820
Abilene Health Facility Development Revenue, Sears Methodist Retirement (Callable 8/15/08 at 101), 5.88%, 11/15/18	1,150,000	1,163,812
Arlington Independent School District (Callable 2/15/05 at 100), 6.00%, 2/15/15	670,000	671,045
Brazoria County Environmental Authority, Dow Chemical Project, AMT (Callable 5/15/12 at 100), 5.70%, 5/15/33 (e)	500,000	544,675
Brazos River Pollution Control Authority, Texas Utilities, AMT (Callable 4/1/13 at 101), 7.70%, 4/1/33 (e)	500,000	594,830
Brazos River Pollution Control Authority, TXU Energy, AMT (Callable 10/1/13 at 101), 6.75%, 10/1/38 (e)	715,000	782,425
See accompanying Notes to Schedule of Investments.

2005 Annual Report

American Municipal Income Portfolio

Schedule of INVESTMENTS continued

American Municipal Income Portfolio
(Continued)

Description of Security	Principal Amount	Market Value (a)
Fort Bend Independent School District (Escrowed to maturity), 5.00%, 2/15/14 (c)	$1,000,000	$1,115,360
Grand Prairie Independent School District (PSF) (Callable 8/15/11 at 100), 5.85%, 2/15/26 (b)	40,000	45,904
Grand Prairie Independent School District (PSF) (Prerefunded to 8/15/11 at 100), 5.85%, 2/15/26 (b) (d)	2,960,000	3,420,398
HFDC Central, Villa De San Antonio (Callable 5/15/2009 @ 100), 6.00%, 5/15/25	1,000,000	1,006,390
Houston Health Facilities Development Revenue, Retirement Facility, Buckingham Senior Living (Callable 2/15/14 at 101), 7.00%, 2/15/26	1,500,000	1,578,975
Richardson Hospital Authority, Richardson Regional Hospital (Callable 12/1/13 at 100), 6.00%, 12/1/34	2,500,000	2,621,050
Sam Rayburn Municipal Power Agency (RAAI) (Callable 10/1/12 at 100), 5.75%, 10/1/21 (b)	1,000,000	1,118,010
Tyler Health Facility, Mother Frances Hospital (Callable 7/1/13 at 100), 5.75%, 7/1/27	500,000	523,210
		15,657,904
Washington - 1.0%:
Skagit County Public Hospital District (Callable 12/1/13 at 101), 6.00%, 12/1/23	900,000	928,593
Wisconsin - 4.0%:
State Health and Education Facility, Beloit Hospital (Callable 7/1/05 at 100), 5.90%, 7/1/11	625,000	629,869
State Health and Educational Facility Authority, Attic Angel Obligated Group (Callable 11/15/08 at 102), 5.75%, 11/15/27	1,800,000	1,643,040
See accompanying Notes to Schedule of Investments.

2005 Annual Report

American Municipal Income Portfolio

American Municipal Income Portfolio
(Continued)

Description of Security	Principal Amount/ Shares	Market Value (a)
State Health and Educational Facility Authority, Synergyhealth Inc. (Callable 8/15/13 at 100), 6.00%, 11/15/23	$500,000	$533,605
State Health and Educational Facility Authority, Wheaton Fransiscan Services (Callable 2/15/12 at 101), 5.75%, 8/15/30	750,000	795,705
		3,602,219
Total Municipal Long-Term Securities (cost: $115,002,043)		124,596,694
Total Investments in Unaffiliated Securities - 137.5% (cost: $115,002,043)		124,596,694
Affiliated Money Market Fund (h) - 10.1%:
First American Tax Free Obligations Fund	9,142,934	9,142,934
Total Affiliated Money Market Fund (cost: $9,142,934)		9,142,934
Total Investments in Securities (i) - 147.6% (cost: $124,144,977)		$133,739,628

Notes to Schedule of Investments:

(a)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(b)  Portfolio abbreviations and definitions:
ACA–American Capital Access
AMBAC–American Municipal Bond Assurance Company
FGIC–Financial Guaranty Insurance Corporation
FNMA–Federal National Mortgage Association
FSA–Financial Security Assurance
MBIA–Municipal Bond Insurance Association
PSF–Permanent School Fund
RAAI–Radian Asset Assurance Inc.

(c)  Escrowed to maturity issues are typically backed by U.S. government obligations. If call date is available, these bonds may still be subject to call at the call date and price indicated.

(d)  Prerefunded issues are backed by U.S. government obligations. Crossover refunded issues are backed by the credit of the refunding issuer. In both cases, the bonds mature at the date and price indicated.

(e)  AMT–Alternative Minimum Tax. As of January 31, 2005, the aggregate market value of securities subject to the Alternative Minimum Tax is $13,000,442, which represents 14.3% of net assets applicable to common shares.

2005 Annual Report

American Municipal Income Portfolio

Schedule of INVESTMENTS continued

(f)  For zero-coupon investments, the interest rate shown is the effective yield on the date of purchase.

(g)  On January 31, 2005, the total cost of investments purchased on a when-issued basis was $983,360.

(h)   Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. See note 5 in Notes to Financial Statements.

(i)  On January 31, 2005, the cost of investments in securities for federal income tax purposes was $124,079,434. The difference between federal tax cost and book cost is due to the tax deferral of market discount accretion. The aggregate gross unrealized appreciation and depreciation of investments in securities, based on this cost were as follows:

Gross unrealized appreciation	$9,781,666
Gross unrealized depreciation	(121,472)
Net unrealized appreciation .	$9,660,194

2005 Annual Report

American Municipal Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
American Municipal Income Portfolio Inc.

We have audited the accompanying statement of assets and liabilities of American Municipal Income Portfolio Inc. (the fund), including the schedule of investments, as of January 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. We were not engaged to perform an audit of the fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Municipal Income Portfolio Inc. at January 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

March 4, 2005

2005 Annual Report

American Municipal Income Portfolio

Federal Income Tax INFORMATION (Unaudited)

The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for informational purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

Common Share Income Distributions (income from tax-exempt securities, 98.53% qualifying as exempt-interest dividends)

Payable Date	Amount
February 25, 2004	$0.0780
March 24, 2004	0.0780
April 28, 2004	0.0780
May 26, 2004	0.0780
June 23, 2004	0.0780
July 28, 2004	0.0780
August 25, 2004	0.0780
September 22, 2004	0.0780
October 27, 2004	0.0780
November 24, 2004	0.0780
December 22, 2004	0.0780
January 7, 2005	0.0780
Total	$0.9360

Preferred Share Income Distributions (income from tax-exempt securities, 98.53% qualifying as exempt-interest dividends)

Payable Date	Amount
Total class "T"	$295.10
Total class "TH"	$297.83

2005 Annual Report

American Municipal Income Portfolio

NOTICE TO SHAREHOLDERS (Unaudited)

Investment Policy Change

During the past fiscal year, the fund's Board of Directors approved an investment policy change allowing the fund to invest up to 5% of its total assets in municipal securities that are, at the time of purchase, either rated lower than investment grade or, if unrated, determined to be of comparable quality. These securities are commonly referred to as "high yield" securities or "junk bonds." Prior to this change, all of the fund's municipal security investments had been, at the time of purchase, either rated investment grade or, if unrated, determined to be of comparable quality. The fund will not invest in municipal securities that, at the time of purchase, are rated lower than B or are unrated and determined to be of comparable quality. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but it may consider doing so. The fund's investments in high yield securities (rated and unrated) and investment-grade quality unrated securities will not exceed, in the aggregate, 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities). All determinations regarding the credit quality of unrated securities are made by USBAM.

High yield securities generally have more volatile prices, carry more risk to principal and may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary market for high yield securities may be less liquid than for investment grade securities. When the fund purchases unrated securities, it will depend on USBAM's analysis of credit risk without the assessment of an independent rating organization, such as Moody's Investors Service or Standard & Poor's.

2005 Annual Report

American Municipal Income Portfolio

NOTICE TO SHAREHOLDERS (Unaudited) continued

Annual Meeting Results

An annual meeting of the fund's shareholders was held on September 15, 2004. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

(1)	The fund's preferred shareholders elected the following directors:

	Shares Voted "For"	Shares Withholding Authority to Vote
Roger A. Gibson	1,343	-
Leonard W. Kedrowski	1,343	-

(2)	The fund's common and preferred shareholders, voting as a single class, elected the following directors:

	Shares Voted "For"	Shares Withholding Authority to Vote
Benjamin R. Field III	5,522,648	102,475
Mickey P. Foret	5,525,990	99,133
Victoria J. Herget	5,522,648	102,475
Richard K. Riederer	5,529,648	95,475
Joseph D. Strauss	5,529,176	95,947
Virginia L. Stringer	5,522,648	102,475
James M. Wade	5,515,648	109,475

2005 Annual Report

American Municipal Income Portfolio

(3)	The fund's common and preferred shareholders, voting as a single class, ratified the selection by the fund's board of directors of Ernst & Young LLP as the independent registered public accounting firm for the fund for the fiscal year ending January 31, 2005. The following votes were cast regarding this matter:

Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
5,556,819	27,515	40,789	-

Terms and Conditions of the Dividend Reinvestment Plan

As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

Eligibility/Participation

You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call EquiServe at 800.426.5523. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before the next dividend and/or capital gains distribution.

2005 Annual Report

American Municipal Income Portfolio

NOTICE TO SHAREHOLDERS (Unaudited) continued

Plan Administration

Beginning no more than five business days before the dividend payment date, EquiServe will buy shares of the fund on the New York Stock Exchange or elsewhere on the open market.

The fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the fund's net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

Tax Information

Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. Shareholders, as required by the Internal Revenue

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Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

Plan Withdrawal

If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

Plan Amendment/Termination

The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 43010, Providence, RI, 02940-3010, 800.426.5523.

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NOTICE TO SHAREHOLDERS (Unaudited) continued

How to Obtain a Copy of the Fund's Proxy Voting Policies and Proxy Voting Record

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge upon request by calling 800.677.FUND; (2) at www.firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Portfolio Holdings Information

The fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The fund's Forms N-Q will be available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, you may review and copy the fund's Forms N-Q at the Commissions Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

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NOTICE TO SHAREHOLDERS (Unaudited) continued

Directors and Officers of the Fund
Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since September 2003.	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through March 2003; Senior Vice President, Chief Financial Officer and Treasurer, Bemis, through April 2002.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Mickey P. Foret P.O. Box 1329 Minneapolis, MN 55440-1329 (1945)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since September 2003.	Consultant to Northwest Airlines, Inc. since 2002; Executive Vice President and Chief Financial Officer, Northwest Airlines, through 2002.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	ADC Telecommu-nications, Inc. MAIR Holdings, Inc. (a regional airlines holding company) URS Corporation (an engineering firm)

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since August 1998.	Retired; Vice President, Cargo–United Airlines, from July 2001 through July 2004; Vice President, North America-Mountain Region, United Airlines, prior to July 2001.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since September 2003.	Investment consultant and non-profit board member since 2001; Managing Director of Zurich Scudder Investments through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since August 1998.	Owner, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since August 2001.	Retired; Director, President, and Chief Executive Officer, Weirton Steel, through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	Cleveland-Cliffs Inc. (a producer of iron ore pellets)

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NOTICE TO SHAREHOLDERS (Unaudited) continued

Directors and Officers of the Fund continued
Independent Directors continued

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since August 1998.	Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a company engaged in strategic planning, operations management, government relations, transportation planning, and public relations; attorney at law; Partner and Chairman, ExcensusTM, LLC, a demographic services company.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Chair term three years, assuming reelection as a director. Chair of XAA's board since 1998; current term expires September 2006. Director of XAA since August 1998.	Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant for State Farm Insurance Cos.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since August 2001.	Owner and President, Jim Wade Homes, a homebuilding company, since 1999.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

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†Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

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NOTICE TO SHAREHOLDERS (Unaudited) continued

Directors and Officers of the Fund continued
Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr. U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of XAA since February 2001.	Chief Executive Officer of the Advisor since May 2001; prior thereto, Chief Executive Officer of First American Asset Management since December 2000 and of Firstar Investment & Research Management Company ("FIRMCO") since February 2001; Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray from October 1998 through December 2000; prior to October 1998, Senior Airline Equity Analyst and a Director in the Equity Research Department of Credit Suisse First Boston.

Mark S. Jordahl U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Vice President- Investments	Re-elected by the Board annually; Vice President–Investments of XAA since September 2001.	Chief Investment Officer of U.S. Bancorp Asset Management, Inc., since September 2001; President and Chief Investment Officer, ING Investment Management–Americas, September 2000 to June 2001; Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp., January 1998 to September 2000.

Jeffery M. Wilson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President- Administration	Re-elected by the Board annually; Vice President–Administration of XAA since March 2000.	Senior Vice President of U.S. Bancorp Asset Management, Inc., since May 2001; prior thereto, Senior Vice President of First American Asset Management.

Charles D. Gariboldi, Jr., U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of XAA since December 2004.	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc., since October 2004; prior thereto, Vice President for investment accounting and Fund Treasurer of Thrivent Financial for Lutherans.

David H. Lui U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of XAA since February 2005.	Chief Compliance Officer, First American Funds and U.S. Bancorp Asset Management, Inc., since February 2005. Prior thereto, Chief Compliance Officer, Franklin Advisers, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004. Prior to that, Vice President, Charles Schwab & Co., Inc.

Kathleen L. Prudhomme U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of XAA since December 2004; prior thereto, Assistant Secretary of XAA since September 1999.	Deputy General Counsel, U.S. Bancorp Asset Management, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Brett L. Agnew U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of XAA since December 2004.	Attorney, U.S. Bancorp Asset Management, Inc., since August 2004; 2001-2004, Senior Counsel, Thrivent Financial for Lutherans; prior thereto, Consultant, Principal Financial Group.

James D. Alt 50 South Sixth Street, Suite 1500 Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of XAA since December 2004; prior thereto, Secretary of XAA since June 2002; Assistant Secretary of XAA from September 1999 to June 2002.	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

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*Messrs. Schreier, Jordahl, Wilson, Gariboldi, Lui, and Agnew, and Ms. Prudhomme are each employees of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for the fund.

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Board of DIRECTORS

VIRGINIA STRINGER

Chairperson of American Municipal Income Portfolio

Owner and President of Strategic Management Resources, Inc.

BENJAMIN FIELD III

Director of American Municipal Income Portfolio

Retired; former Senior Financial Advisor to, and formerly Senior Vice President,

Chief Financial Officer, and Treasurer of, Bemis Company, Inc.

MICKEY FORET

Director of American Municipal Income Portfolio

Consultant to, and formerly Executive Vice President and Chief Financial Officer of,

Northwest Airlines, Inc.

ROGER GIBSON

Director of American Municipal Income Portfolio

Retired; former Vice President of Cargo-United Airlines

VICTORIA HERGET

Director of American Municipal Income Portfolio

Investment Consultant; former Managing Director of Zurich Scudder Investments

LEONARD KEDROWSKI

Director of American Municipal Income Portfolio

Owner and President of Executive and Management Consulting, Inc.

RICHARD RIEDERER

Director of American Municipal Income Portfolio

Retired; former President and Chief Executive Officer of Weirton Steel

JOSEPH STRAUSS

Director of American Municipal Income Portfolio

Owner and President of Strauss Management Company

JAMES WADE

Director of American Municipal Income Portfolio

Owner and President of Jim Wade Homes

American Municipal Income Portfolio’s Board of Directors is comprised entirely of independent directors.

AMERICAN MUNICIPAL INCOME PORTFOLIO

2005 Annual Report

U.S. Bancorp Asset Management, Inc., is a wholly owned

subsidiary of U.S. Bank National Association, which is a

wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper
containing 10% postconsumer waste.

3/2005 0023-05 XAA-AR

Item 2—Code of Ethics

(a) The registrant has adopted a code of ethics (designated as the “Code of Ethical Conduct”) that applies to its principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the Code of Ethical Conduct.

(c) During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provisions of its Code of Ethical Conduct.

(d) The registrant undertakes to furnish a copy of its Code of Ethical Conduct to any person upon request, without charge, by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, and Mickey P. Foret, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a) Audit Fees - Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $24,694 in the fiscal year ended January 31, 2005 and $35,076 in the fiscal year ended January 31, 2004, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b) Audit-Related Fees – E&Y billed the registrant audit-related fees totaling $1,649 in the fiscal year ended January 31, 2005 and $3,977 in the fiscal year ended January 31, 2004, for professional services associated with the semi-annual review of fund disclosures.

(c) Tax Fees - E&Y billed the registrant fees of $5,029 in the fiscal year ended January 31, 2005 and $7,763 in the fiscal year ended January 31, 2004 for tax services, including tax compliance, tax advice and tax planning.  Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d) All Other Fees - There were no fees billed by E&Y for other services to the registrant during the fiscal years ended January 31, 2004 and 2005.

(e)(1) The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence.  This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations.  In this regard, the Committee should:

•                                          Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                                          Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•                                          Meet quarterly with the partner of the independent audit firm

•                                          Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds.  At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                                          Annual Fund financial statement audits

•                                          Seed audits (related to new product filings, as required)

•                                          SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                                          Accounting consultations

•                                          Fund merger support services

•                                          Other accounting related matters

•                                          Agreed Upon Procedure Reports

•                                          Attestation Reports

•                                          Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis.  Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                                          Tax compliance services related to the filing or amendment of the following:

•                                          Federal, state and local income tax compliance, and

•                                          Sales and use tax compliance

•                                          Timely RIC qualification reviews

•                                          Tax distribution analysis and planning

•                                          Tax authority examination services

•                                          Tax appeals support services

•                                          Accounting methods studies

•                                          Fund merger support services

•                                          Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis.  Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services.  Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee.  The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                                          Management functions

•                                          Accounting and bookkeeping services

•                                          Internal audit services

•                                          Financial information systems design and implementation

•                                          Valuation services supporting the financial statements

•                                          Actuarial services supporting the financial statements

•                                          Executive recruitment

•                                          Expert services (e.g., litigation support)

•                                          Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to U.S. Bancorp Asset Management, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with U.S. Bancorp Asset Management, Inc., that provides ongoing services to the funds.  The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to U.S. Bancorp Asset Management, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2) All of the services described in paragraphs (b) through (d) of this Item 4 that were provided to the registrant on or after May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services, were pre-approved by the audit committee.

 (f) All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $37,428 in the fiscal year ended January 31, 2005 and $98,640 in the fiscal year ended January 31, 2004, including services provided prior to May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services.

(h) The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved and that were rendered on or after May 6, 2003 (the effective date of SEC rules relating to the pre-approval of non-audit services), is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The members of such audit committee are Leonard W. Kedrowski, Benjamin R. Field III, Mickey P. Foret and Richard K. Riederer.  Virginia L. Stringer, Chair of the Board of Directors, serves ex officio as a non-voting member of such committee.

(b) Not applicable.

Item 6—Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, U.S. Bancorp Asset Management, Inc. (“USBAM”).  The proxy voting policies and procedures of USBAM are as follows:

General Principles

U.S. Bancorp Asset Management, Inc. (“USBAM”) is the investment manager for the First American family of mutual funds and for other separately managed accounts.  As such, USBAM has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing.  It is USBAM’s duty to vote proxies in the best interests of clients in a timely and responsive manner.  In voting proxies, USBAM also seeks to maximize total investment return for clients.

USBAM’s Investment Policy Committee, comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures.  The Investment Policy Committee is responsible for (1) approving the proxy voting policies and procedures, (2) for overseeing the proxy voting process, and (3) for reviewing the proxy voting record on a regular basis.

Policies and Procedures

Policies.  The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of ISS, a leading national provider of proxy voting administrative and research services.  As a result, such policies set forth USBAM’s positions on recurring proxy issues and criteria for addressing non-recurring issues.  A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change.  Even though it has adopted ISS’s policies, USBAM maintains the fiduciary responsibility for all proxy voting decisions.  In extraordinary situations, the Investment Policy Committee may decide to override a standard policy position for a particular vote, depending on the specific factual circumstances.

Procedures.   Responsibility for certain administrative aspects of proxy voting rests with USBAM’s Proxy Voting Administration Committee, which reports to the Investment Policy Committee.  The Proxy Voting Administration Committee also supervises the relationship with two outside firms that assist with the process, ISS and ADP Financial Services.  These firms apprise USBAM of shareholder meeting dates, forward proxy voting materials, provide USBAM with research on proxy proposals and voting recommendations and cast the actual proxy votes.  ISS also serves as USBAM’s proxy voting record keeper and generates reports on how proxies were voted.

Conflicts of Interest.  As an affiliate of U.S. Bancorp, currently the eighth largest financial services holding company in the United States, USBAM recognizes that there are numerous situations wherein it may have a theoretical or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S.

Bancorp enterprise.  Directors and officers of such companies also may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

Although USBAM strongly believes that, regardless of such real or theoretical conflicts of interest, it would always vote proxies in its clients’ best interests, by adopting ISS’s policies and generally deferring to ISS’s recommendations, USBAM believes the risk related to conflicts will be minimized.

To further minimize this risk, the Investment Policy Committee has also reviewed ISS’s conflict avoidance policy and has concluded that it adequately addresses both the theoretical and actual conflicts of interest the proxy voting service may face.

In the event an extraordinary situation arises in which (1) the Investment Policy Committee determines it is necessary in clients’ best interests to override a standard policy or (2) it is determined that ISS faces a material conflict of interest with respect to a specific vote, the Investment Policy Committee will direct ISS how to vote.  Before doing so, however, the Proxy Voting Administration Committee will confirm that USBAM and the Investment Policy Committee face no material conflicts of the nature discussed above.

If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee.  Such actions could include, but are not limited to:

•                  Obtaining instructions from the affected clients on how to vote the proxy;

•                  Disclosing the conflict to the affected clients and seeking their consent to permit USBAM to vote the proxy;

•                  Voting in proportion to the other shareholders;

•                  Recusing an Investment Policy Committee member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

•                  Following the recommendation of a different independent third party.

In addition to all of the above, members of the Investment Policy Committee and the Proxy Voting Administration Committee must notify USBAM’s Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies.  The Chief Compliance Officer will investigate the allegations and will report the findings to the USBAM Chief Executive Officer and the General Counsel.  If it is determined that improper influence was attempted, appropriate action shall be taken.  Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities.  In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

Review and Reports

On a calendar quarterly basis, the Proxy Voting Administration Committee will review the proxy voting record to assess a number of matters, including the following:

•                  Whether proxy statements were timely forwarded to ISS;

•                  Whether proxy votes were cast on a timely basis;

•                  Whether proxy votes were cast consistent with the policies; and

•                  Where the guidelines were overridden, whether such vote was communicated to ISS in a timely manner and voted consistent with the communication.

The Proxy Voting Administration Committee will prepare a report on this review for submission to the Investment Policy Committee.  Such report will also review all identified conflicts and how they were addressed during the quarter.

The Investment Policy Committee, on a calendar quarterly basis, will review the report of the Proxy Voting Administration Committee, as well as ISS’s proxy voting policies and conflict of interest policies.  The purpose of this review is to ensure USBAM is voting proxies in a timely and responsive manner in the best interests of clients.   With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds.

The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004.  Such records will be available on the First American Funds’ website at www.firstamericanfunds.com and on the SEC’s website at www.sec.gov.

USBAM’s separately managed account clients should contact their relationship manager for more information on USBAM’s policies and the proxy voting record for their account.

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS’s proxy voting policy guidelines.

1.                                      Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent

•                  Fees for non-audit services are excessive, or

•                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2.                                      Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support.  These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.                                      Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.                                      Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE.  Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.                                      Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.                                      Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.                                      Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.                                      Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•                  It is intended for financing purposes with minimal or no dilution to current shareholders

•                  It is not designed to preserve the voting power of an insider or significant shareholder

9.                                      Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•                  Historic trading patterns

•                  Rationale for the repricing

•                  Value-for-value exchange

•                  Option vesting

•                  Term of the option

•                  Exercise price

•                  Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•                  Purchase price is at least 85 percent of fair market value

•                  Offering period is 27 months or less, and

•                  Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.                               Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE.  While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

Not applicable.  Applicable for fiscal years ending on or after December 31, 2005.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of this Item.

Item 11—Controls and Procedures

(a)  The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)(1) Not applicable.  Registrant’s Code of Ethical Conduct is provided to any person upon request without charge.

(a)(2) Certifications of the principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

(a)(3) Not applicable.

(b) Certifications of the principal executive and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Municipal Income Portfolio Inc.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr. President

Date: April 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr. President

Date: April 8, 2005

By:
/s/ Charles D. Gariboldi
Charles D. Gariboldi Treasurer

Date: April 8, 2005